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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549



                                  FORM 8-K
                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 4, 2004



                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

       001-13255                                         43-1781797
       ---------                                         ----------
       (COMMISSION                                       (IRS EMPLOYER
       FILE NUMBER)                                      IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI   63166-6760
---------------------------------------------------------------   ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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ITEM 5.  OTHER EVENTS.

         On March 4, 2004, CP Films Vertriebs GmbH, or CP Films Germany, a majority-owned subsidiary of Solutia Europe SA/NV, became party to the restructuring of Solutia Europe's 6.25% Euro Notes due in 2005, which restructuring was completed on January 30, 2004. The potential participation by CP Films Germany in this restructuring was previously discussed in Solutia's Report on Form 8-K filed on February 23, 2004. CP Films Germany's participation in the restructuring involves CP Films Germany becoming party to the collateral agency agreement relating to the Euro Notes, a guarantee of Solutia Europe's obligations in respect of the Euro Notes and certain collateral documents pursuant to which CP Films Germany granted to the KBC Bank NV, as Collateral Agent, security interests in certain of its assets, subject to certain limitations and restrictions.

         A copy of the letter agreement relating to the collateral agency agreement, the guaranty and the collateral documents are filed as exhibits to this Report on Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits listed below are filed as part of this report.

Exhibit Number      Description
--------------      -----------

99.1 Letter Agreement dated March 4, 2004 among KBC Bank NV, as Collateral Agent, Solutia Europe NA/SV, the Subsidiary Guarantors party thereto and the Requisite Noteholders party thereto.

99.2                Subsidiary Guaranty dated March 4, 2004 of CP Films
                    Vertriebs GmbH

99.3 Global Assignment Agreement dated March 4, 2004 between CP Films Vertriebs GmbH and KBC Bank NV

99.4 Account Pledge Agreement dated March 4, 2004 between CP Films Vertriebs GmbH and KBC Bank NV

99.5 Security Transfer Agreement dated March 4, 2004 between CP Films Vertriebs GmbH and KBC Bank NV

99.6 Share Pledge Agreement dated March 3, 2004 between Solutia Europe SA/NV and KBC Bank NV

99.7 Share Pledge Agreement dated March 3, 2004 between CP Films Vertriebs GmbH and KBC Bank NV

99.8                Counterpart to the Collateral Agency Agreement dated
                    March 4, 2004





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                                SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                               SOLUTIA INC.
                                               ---------------------------
                                               (Registrant)

                                               /s/ Rosemary L. Klein
                                               ---------------------
                                               Secretary

DATE: March 11, 2004